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                       AIM VARIABLE INSURANCE FUNDS, INC.

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

                      Supplement dated September 14, 1999
                      to the Prospectus dated May 3, 1999
                         and supplemented July 1, 1999


This supplement supersedes and replaces the supplement dated July 1, 1999.

The section entitled "FUND MANAGEMENT-PORTFOLIO MANAGERS" on page 2 of the prospectus should be deleted and replaced with the following:

"PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

   o Anthony Broccardo, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1993.

   o Paul Griffiths, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

   o Michael McDonagh, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1977.

   o John Nadell, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994."